FUNDAMENTALS FIRST ETF

Ticker Symbol: KNOW

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

(a series of the Mason Capital Fund Trust)

Supplement dated February 22, 2024 to the Prospectus and

Statement of Additional Information (“SAI”) dated January 17, 2024.

Effective immediately, the Prospectus and SAI of Fundamentals First ETF (the “Fund”) are hereby revised as described below.

The transaction fee for the fund for in in-kind and cash purchases is $500. Accordingly, the table under the “Transaction Fees” heading of the SAI is revised to the following:

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$500	2.00%

*	As a percentage of the amount invested.

* * * * *

You should read this Supplement in conjunction with the Prospectus and SAI dated January 17, 2024 for the Fund, which provides information that you should know about the Funds before investing and should be retained for future references. These documents are available upon request and without charge by calling 1-(617) 228-5190.